Exhibit 99.1
                                                                    ------------


            AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT
                                       OF
                          COMDISCO VENTURES FUND A, LLC

                     (A Delaware Limited Liability Company)

         THIS AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT (the "Agreement"), of Comdisco Ventures Fund A, LLC (the "Company") dated as of February 20, 2004 (the "Effective Date"), is by and among Comdisco Inc., a Delaware corporation ("CDI"), Windspeed Acquisition Fund GP, LLC, a Delaware limited liability company ("Windspeed"), Comdisco Ventures Fund B, LLC, a Delaware limited liability company ("Fund B"), and any other Persons who become parties hereto after the effective date of this Agreement. Certain terms used but not otherwise defined in this Agreement have the meanings assigned to them in Section 17.

                                    RECITALS

         WHEREAS, the Company was originally organized as a Delaware corporation, and was converted into a Delaware limited liability company within the meaning of the Delaware Limited Liability Company Act (6 Del. C. ss. 18-101, et seq.), as amended from time to time (the "Act"), and any successor to such Act by filing a Certificate of Conversion with the Secretary of the State of Delaware on February 20, 2004 and by entering into a Limited Liability Company Agreement (the "Initial Agreement"), and

         WHEREAS, CDI and the Company desire to enter into this Agreement to admit Windspeed and Fund B as Members, and to appoint Windspeed the Manager of the Company, pursuant to the terms and conditions set forth herein, to amend and restate the Initial Agreement hereinafter set forth, and to continue the Company as a Delaware limited liability company within the meaning of the Act.

                                    AGREEMENT

         NOW, THEREFORE, for good and valuable consideration the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Organization; Certificate; Name.

                  1.1 Organization. The Company is, and shall continue as, a Delaware limited liability company in accordance with, and subject to, the provisions of this Agreement.

                  1.2 Filings. The Members ratify and confirm the authority of the Manager and any individual authorized by the Manager, acting singly in any case, to execute, acknowledge, deliver, file and record in the appropriate offices, as applicable, (i) the Certificate and any amendments thereto, and (ii) such other instruments, certificates, documents and other writings which the Manager determines to be necessary or appropriate to secure or preserve the Company's status as a Delaware limited liability company or to qualify the Company to do business in states other than Delaware.

                  1.3 Name. The name of the Company shall be "Comdisco Ventures Fund A, LLC" or such other name as the Manager determines from time to time to be appropriate.

                  1.4 Tax Partnership. As of the Effective Date, the parties intend that the Company be classified as a partnership, and that they be treated as partners, for tax purposes.

         2. Purpose. The Company's purpose shall be to acquire, hold, manage and maximize the value in the liquidation of the Portfolio and to do any and all things that are ancillary or incidental thereto. In furtherance of such purpose, the Company shall have the authority to: (a) negotiate, execute, deliver, perform, modify, supplement, amend and terminate contracts, agreements, instruments, documents, notices and other writings, including but not limited to purchase and sale agreements, subscription agreements, stockholder agreements, investor rights agreements, voting agreements, warrant and option agreements, exchange agreements, merger agreements, lock-up agreements, underwriting agreements, brokerage agreements, custodial agreements, escrow agreements, management agreements, advisory agreements, promissory notes, pledge and other security agreements, and exercise notices, (b) plan, structure, negotiate, coordinate, effect and participate in financings (including, without limitation, by offerings of debt and equity securities privately or publicly), recapitalizations, restructurings, sales, mergers, liquidations and similar transactions of Portfolio Companies, (c) exercise all rights, powers, privileges and other incidents of ownership or possession with respect to securities held by it (including, without limitation, to vote securities as to the election of directors and other matters and to exercise any and all rights and powers with respect to options, warrants and convertible securities held by it), (d) pay or otherwise provide for its expenses, debts and obligations (including, without limitation, the Management Fee), and make temporary investments in Short Term Investments pending the use of its available cash to pay expenses, debts and obligations or to make distributions to the Members, (e) borrow money and pledge assets to secure such borrowings on a short term basis, (f) hire and compensate advisors, consultants, agents, contractors, subcontractors, accountants, attorneys and other service providers, (g) establish and maintain bank and other accounts and draw checks or other orders or expenditures from such accounts, (h) purchase, acquire, finance, hold, market and sell assets, (i) apply for and obtain insurance and (j) do any and all other things that are ancillary or incidental to any of the foregoing.

         3. Place of Business; Registered Agent. The principal place of business of the Company shall be at 52 Waltham Street, Lexington, Massachusetts 02421. The Manager shall promptly provide the Members with written notice if the Company's principal place of business is changed. The Company's registered office in the State of Delaware shall be Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. The registered agent for service of process on the Company in the State of Delaware shall be Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. The Manager may at any time change the location of the Company's principal place of business, establish additional places of business and designate a new agent for service of process as it shall deem advisable.

         4. Term; Existence. The Company shall continue in full force and effect from the Effective Date until dissolved pursuant to Section 14 (the "Term").

         5. Contributions; Interests; Capital Accounts.

                  5.1 CDI. As of the Effective Date, the Company holds the securities listed on Schedule A attached hereto (and all contractual and other rights related to such securities) and CDI is the Class A Member. The parties agree and acknowledge that the aggregate fair market value of the assets possessed by the Company is $15,000,000 as of the Effective Date (and that CDI's Capital Contribution to the Company, and initial capital account balance with respect to the Company, shall therefore be $15,000,000). Such aggregate fair market value shall be allocated among the particular securities contained in the Portfolio as of the Effective Date as mutually agreed upon by CDI and the Manager. It is understood and agreed that the Company shall not assume any liabilities related to the securities and rights (other than obligations to pay the exercise prices of options, warrants and similar securities that have not yet been exercised and any other debts and obligations which are assumed by the Company with the approval of the Manager). CDI shall execute such documents, instruments of transfer and assignment and other writings, and take such further actions, as the Manager may reasonably request from time to time to fully vest the Company with the rights to the Portfolio.

                  5.2 Windspeed. As of the Effective Date, Windspeed shall be admitted to the Company as a Class B Member in consideration of services provided and to be provided by Windspeed to the Company.

                  5.3 Fund B. As of the Effective Date, Fund B shall be admitted to the Company as a Class C Member with no obligation to make any contribution to the Company. The Manager may from time to time request cash contributions from Fund B and, if such request is made, shall accept contributions of cash to the Company made by Fund B to permit the Company to acquire Funded Securities. Any contribution by Fund B pursuant to this Section 5.3 shall be applied only to the acquisition of the Funded Securities for which such contribution was made (and to pay Fund B's share of any related expenses as determined in accordance with Section 9.4). If and to the extent that the Manager does not acquire securities for which Fund B has made a contribution pursuant to this Section 5.3, the amount of such contribution (less any related expenses as determined in accordance with Section 9.4) shall be promptly returned to Fund B. Fund B's interest in the Company shall relate only to any Funded Securities acquired by the Company. For as long as the Company holds any Funded Securities, the Manager shall keep appropriate books and records describing such Funded Securities and setting forth, with respect to each such Funded Security, the amount contributed by Fund B to permit the acquisition of such Funded Security, the cost to the Company of acquiring such Funded Security, the means of acquiring such Funded Security (including, if such Funded Security was acquired by exercising an option, warrant, conversion or exchange right, whether such Funded Security could have been acquired on a cashless basis), the value of such Funded Security as of the date of its acquisition by the Company and such other information regarding such Funded Security as the Manager determines to be appropriate.

                  5.4 Additional Members. The Company shall not issue any additional interests or admit any additional Members without the approval of the Manager, the Class A Member, and the Class B Member. Nothing in this Section 5.4, however, shall limit the rights of Members to Transfer their interests in the Company, or to cause Transferees of their interests to be admitted as substituted Members, pursuant to Section 11.

                  5.5 No Other Contributions. Except as provided in Section 5.1,
Section 5.2, Section 5.3 or the Act, no Member shall be required or permitted to make any contribution of cash, property or services, to return any distributions received in accordance with this Agreement or to make any loan, to the Company or to any creditor of the Company (including, without limitation, to restore a deficit balance in such Member's capital account). No Member shall be liable for any debts, liabilities, contracts or obligations of the Manager or any other Member.

                  5.6 Capital Accounts. The Manager shall maintain capital accounts for the Members in accordance with Section 704(b) of the Code and the Treasury Regulations promulgated thereunder. In that regard, the Manager may make such adjustments to the Members' capital accounts as it determines are necessary and in accordance with the Treasury Regulations in connection with any contribution to or distribution by the Company of more than a de minimis amount of money or other property in exchange for an interest in the Company. If a Member holds interests of more than one (1) class, separate capital accounts shall be maintained for such Member for each such class of interests. A Transferee of an interest in the Company shall succeed to the capital account of its Transferor to the extent allocable, based on the terms of the Transfer, to the Transferred interest.

                  5.7 Company Assets. All assets of the Company shall be owned by the Company as an entity.

         6. Allocations of Profit and Loss; Tax Allocations.

                  6.1 Profit. Subject to Sections 6.5 and 14, and after any special allocations required by Sections 6.3 and 6.4 have been made, a Profit of the Company for any fiscal year or other accounting period shall be allocated as follows:

                           6.1.1  First, to the Class A Member and the Class
B Member to the extent of and in proportion to their negative Adjusted Capital Account Balances, if any; and

                           6.1.2 Second, thereafter, to the Class A Member and
the Class B Member in such amounts and proportions as are necessary for their respective Adjusted Capital Account Balances to equal their respective Target Capital Account Balances as of the close of such fiscal year or other accounting period (or, if such equalization is not possible, as are necessary to reduce proportionately the differences between their respective Adjusted Capital Account Balances and their respective Target Capital Account Balances).

                  6.2 Loss. Subject to Sections 6.5 and 14, and after any special allocations required by Sections 6.3 and 6.4 have been made, a Loss of the Company for any fiscal year or other accounting period shall be allocated as follows:

                           6.2.1 First, until their Adjusted Capital Account
Balances have been reduced to zero (0), to the Class A Member and the Class B Member in such amounts and proportions as are necessary for their respective Adjusted Capital Account Balances to equal their respective Target Capital Account Balances as of the close of such fiscal year or other accounting period (or, if such equalization is not possible, as are necessary to reduce proportionately the differences between their respective Adjusted Capital Account Balances and their respective Target Capital Account Balances); and

                           6.2.2 Second, thereafter, to the Class A Member and
the Class B Member in proportion to their respective Capital Contributions.

                  6.3 Special Allocations. Before any allocations are made pursuant to Section 6.1, Section 6.2 or Section 14 (as such Sections may be modified by Section 6.5), the following special allocations shall be made in the following order:

                           6.3.1 The Manager may make such special
allocations, and apply Sections 6.1 and 6.2 with such modifications, as it determines to be appropriate (i) to comply with the rules set forth in the Treasury Regulations under Section 704(b) of the Code governing (a) allocations of "nonrecourse deductions," "partner nonrecourse deductions" and other items lacking "economic effect" and (b) "minimum gain chargebacks" and "partner nonrecourse debt minimum gain chargebacks," and (ii) for this Agreement to contain a "qualified income offset" provision within the meaning of the Treasury Regulations under Section 704(b) of the Code. In no event, however, shall any such special allocations or modifications affect the amount or timing of any distribution to be made to any Member hereunder.

                           6.3.2 To the extent an adjustment to the adjusted
tax basis of any asset of the Company pursuant to Section 734(b) or Section 743(b) of the Code is required, pursuant to Section 1.704-l(b)(2)(iv)(m) of the Treasury Regulations, to be taken into account in determining capital accounts, the amount of such adjustment to the capital accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases the basis of the asset), and such gain or loss shall be specially allocated to the Members in a manner that is consistent with the manner in which their capital accounts are required to be adjusted pursuant to Section 1.704-l(b)(2)(iv)(m) of the Treasury Regulations.

                           6.3.3 To the extent that any portion of the
Management Fee payment is determined by the Manager to be a distribution to any Member and not a guaranteed payment within the meaning of Section 707(c) of the Code (or a payment for services provided in a non-Member capacity), an amount of gross income of the Company equal to the amount of such payment (and, to the extent possible, of the same character as the income of the Company giving rise to such payment) shall be specially allocated to such Member.

                           6.3.4 There shall be specially allocated to the
Class A Member all fees and expenses of the Company related to the Fund B Escrow Account.

                           6.3.5 For any fiscal year or other accounting
period of the Company, there shall be specially allocated to the Class C Member its share of any fees and expenses related to Funded Securities as provided in Section 9.4 and such other items of Company income, gain, loss and deduction attributable to Funded Securities as are necessary for its Adjusted Capital Account Balance to equal, to the extent possible, its Target Capital Account Balance as of the close of such fiscal year or other accounting period. The items allocated to the Class C Member pursuant to this Section
6.3.5 shall be drawn from all of the Company's items of income, gain, loss and deduction attributable to Funded Securities in a manner that is fair and equitable and consistent with the distributions to be made to, and the expenses to be borne by, the Class C Member hereunder.

                  6.4 Curative Allocations. The Members intend that their capital account balances as of the time immediately before the liquidating distributions are made pursuant to Section 14 equal the amounts of such distributions to be made to them so that they have zero (0) balances in their capital accounts after the liquidating distributions are made. Subject to the requirements of Sections 6.3.1 and 6.3.2 (the "Regulatory Allocations"), the Company shall make such special allocations of items of income, gain, loss, deduction and expenditure as the Manager determines are required to give effect to such intent (including, without limitation, to cure any imbalances that might otherwise be caused by the Regulatory Allocations). The Manager may reallocate items of income, gain, loss, deduction and expenditure for prior open taxable years to give effect to such intent if it reasonably and in good faith determines that such items for the current and future taxable years will be insufficient to give effect to such intent.

                  6.5 Varying Interests. If any interest in the Company is Transferred during any accounting period, allocations of Profit or Loss and items of income, gain, loss and deduction with respect to such interest for such period shall be made using such method or methods (including, without limitation, an "interim closing" method) as the Manager and the Members determine to be appropriate and in compliance with Section 706 of the Code.

                  6.6 Tax Allocations. Tax allocations shall be made consistent with the allocations of Profit or Loss made pursuant to Sections 6.1 and 6.2 and with any special allocations made pursuant to Sections 6.3 and 6.4, except that, solely for tax purposes, (i) items of income, gain, loss, deduction and expenditure with respect to Company assets reflected hereunder in the Members' capital accounts and on the books of the Company at values that differ from the Company's adjusted tax bases in such assets shall be allocated among the Members in such manner, and using such method or methods as the Manager determines to be appropriate (it being agreed, however, that allocations made pursuant to this Section 6.6 on account of book/tax disparities with respect to securities held by the Company shall be made using the "traditional" method described in Section 1.704-3(b) of the Treasury Regulations except as the Manager, with the approval of the Class A Member, determines to be appropriate), and (ii) any items of gain recognized by the Company that are subject to the depreciation recapture provisions of Sections 1245 and 1250 of the Code shall be allocated among the Members in such manner as is necessary to comply with Sections 704, 1245 and 1250 of the Code and any applicable Treasury Regulations thereunder.

                  6.7 Tax Credits. Any tax credits of the Company for any fiscal year or other accounting period shall be allocated to the Members in proportion to their allocations of the Company's Profit or Loss, as the case may be, for such fiscal year or other accounting period.

                  6.8 Tax Elections. The Company shall make such elections under the Code and the Treasury Regulations (including, without limitation, those permitted by Sections 704(b), 704(c), 709(b) and 754 of the Code), and state tax or similar laws, as the Manager and the Fund A Advisor determine to be appropriate.

                  6.9 Tax Matters Partner. Windspeed (or an Entity that has become Manager pursuant to Section 8.1.3 upon the Transfer to it of Windspeed's interest in the Company) shall be the "Tax Matters Partner" of the Company, as defined in Section 6231(a)(7) of the Code, for purposes of any tax audit of the Company for as long as it is a Manager and the Class B Member. At such time as neither Windspeed nor any such Transferee of its interest is the Tax Matters Partner, a successor Tax Matters Partner shall be designated by the Fund A Advisor in accordance with the Code and the Treasury Regulations. The Tax Matters Partner shall have all of the rights, duties, obligations and powers of a Tax Matters Partner, as so defined, under the Code, subject to Section 8.3.10.

         7. Distributions.

                  7.1 Net Portfolio Receipts. Subject to Sections 7.2, 7.5, 7.6, 8.1.4, 8.3, 14, 15 and any legal or contractual restrictions on the Company's ability to make distributions to the Members, the Manager shall make distributions by wire transfer of any Net Portfolio Receipts (and any other available cash, other than amounts contributed by the Members, the Company may have) as promptly as it determines to be appropriate (but not less frequently than quarterly) as follows:

                           7.1.1 First, 100% to the Class A Member until the
sum of the amounts distributed pursuant to this Section 7.1.1 (including so much of Sections 7.2 and 7.4 as relate to this Section 7.1.1) for all fiscal years and other accounting periods equals $15,000,000;

                           7.1.2 Second, 80% to the Class A Member and 20% to
the Class B Member until the sum of the amounts distributed pursuant to this
Section 7.1.2 (including so much of Sections 7.2, 7.4 and 7.6 as relate to this Section 7.1.2) for all fiscal years and other accounting periods equals $10,000,000;

                           7.1.3 Third, 90% to the Class A Member and 10% to
the Class B Member until the sum of the amounts distributed pursuant to this
Section 7.1.3 (including so much of Sections 7.2, 7.4 and 7.6 as relate to this Section 7.1.3) for all fiscal years and other accounting periods equals $5,000,000;

                           7.1.4 Fourth, 80% to the Class A Member and 20% to
the Class B Member until the sum of the amounts distributed pursuant to this
Section 7.1.4 (including so much of Sections 7.2, 7.4 and 7.6 as relate to this Section 7.1.4) for all fiscal years and other accounting periods equals $20,000,000; and

                           7.1.5 Fifth, thereafter, 100% to the Class A
Member.

                  For purposes of attaining the $15,000,000, $10,000,000, $5,000,000 and $20,000,000 thresholds contained in Sections 7.1.1, 7.1.2, 7.1.3 and 7.1.4, respectively (the "Thresholds"), the amount of Fund Expenses actually paid by the Company in the applicable period, reduced by the amount of the Management Fee and any reserves contained within such Fund Expenses, shall be treated as though the amounts were first distributed to the Members and counted towards the attainment of the applicable Threshold; provided, however, that any fees and expenses incurred by the Company in connection with the Fund B Escrow Account shall be borne exclusively by the Class A Member as provided in Section
9.3 and any fees and expenses incurred by the Company in connection with Funded Securities shall be borne exclusively by the Class C Member to the extent provided in Section 9.4.

                  7.2 Tax Distributions. Notwithstanding Sections 7.1 and 7.6, the Company shall use reasonable efforts to make advance distributions to the Members within a reasonable period of time before taxes are due in such amounts and proportions as are necessary for the distributions made with respect to their interests (including to predecessor holders of such interests) for all fiscal years and other accounting periods to equal their respective Tax Liabilities as of the time of determination; provided, however, that advance distributions may be made with respect to the portion of a Member's Tax Liability relating to Funded Securities only from cash receipts of the Company with respect to Funded Securities. Distributions pursuant to this Section 7.2 shall be made in advance of the dates by which the corresponding tax amounts are due. Any advance distribution to a Member pursuant to this Section 7.2 shall offset an equal amount of distributions that would otherwise thereafter be made to such Member pursuant to Section 7.1 (or, in the case of the Class C Member, pursuant to Section 7.6).

                  7.3      [Intentionally Omitted]

                  7.4 Distributions in Kind. Subject to Sections 8.8, 14, 15 and any legal or contractual restrictions on the Company's ability to make distributions to the Members, the Manager may from time to time cause the Company to distribute Marketable Securities in kind. Any in kind distribution of a Marketable Security shall be made to the Class A Member and Class B Member in accordance with Section 7.1 (and, in the case of Funded Securities, to the Class C Member in accordance with Section 7.6 and to the Class A Member and the Class B Member in accordance with Section 7.1 pursuant to Section 7.6.1(b)(ii). Any such in kind distribution shall be made as if such Marketable Security were an amount of Net Portfolio Receipts (or, in the case of Funded Securities, Net Funded Securities Receipts) equal to its value as determined pursuant to Section
7.7 (and, for purposes of thereafter applying Section 7.1, Section 7.6 or so much of any other provision of this Agreement as relates to the applicable one of such Sections, shall be treated as having been distributed pursuant to such Section). For purposes of determining and allocating Profit, Loss and other items pursuant to Section 6, any Marketable Security that is to be distributed in kind shall be treated as having then been sold by the Company for its value as determined for purposes of applying this Section 7.4. Notwithstanding the foregoing, for so long as CDI (or an Affiliate of CDI that has become a Class A Member upon the Transfer to it of CDI's Class A interest in the Company) is the Class A Member, the Manager will attempt to sell and convert into cash such Marketable Securities for at least 180 days after such securities have attained the status of Marketable Securities. The Manager may, in its discretion, distribute Marketable Securities (including Funded Securities to the extent the Class B Member is entitled to such distribution pursuant to Section 7.6.1(b)(ii)) in kind to the Class B Member during such 180-day period; provided that the value of any such distribution to the Class B Member of a share of Marketable Securities in kind shall be deemed to be the comparable per share cash value of the cash distributions made to the Class A Member as a result of the disposition of such in kind Marketable Securities.

                  7.5 Fund B Escrow. Notwithstanding Section 7.1.1, the first $1,500,000 that would otherwise be distributable to the Class A Member pursuant to Section 7.1.1 (actually, including any distribution pursuant to Section 7.6.1(b)(ii), and not as an advance distribution pursuant to Section 7.2 or a deemed distribution in accordance with the last paragraph of Section 7.1) shall instead be deposited by the Manager into an escrow account (the "Fund B Escrow Account") established by the Company for the benefit of CDI to fund CDI's capital commitment to Fund B, such fund to be held in trust by the Company for CDI until properly disbursed in accordance with the terms and conditions of this Agreement and the Fund B Agreement; provided that the amount to be deposited into an escrow account shall be reduced in accordance with Section 5.3 of the Fund B Agreement and be adjusted as set forth in the definition of "Capital Commitment" in the Fund B Agreement. Any amount so deposited into escrow pursuant to this Section 7.5 shall be treated, for all other purposes of this Agreement (including, without limitation, maintaining the Members' capital accounts and reporting the tax results of the Company's operations), as having been distributed to the Class A Member as Net Portfolio Receipts pursuant to
Section 7.1.1.

                  7.6      Funded Securities.

                           7.6.1 The Manager shall make distributions by wire
transfer of any Net Funded Securities Receipts as promptly as it determines to be appropriate (but not less frequently than quarterly). Subject to Sections 7.2, 7.5, 7.6.2, 8.1.4, 8.3, 9, 14, 15 and any legal or contractual restrictions on the Company's ability to make distributions to the Members, Net Funded Securities Receipts shall be distributed as follows:

                                 (a) Net Funded Securities Receipts with respect
to any Funded Security acquired by participating in subsequent financing round(s) of a Portfolio Company shall be distributed 100% to the Class C Member.

                                 (b) Net Funded Securities Receipts with respect
to any Funded Security acquired by exercising an option, warrant, conversion or exchange right that could have been but was not exercised on a cashless basis shall be distributed as follows: (i) an amount equal to the Class C Percentage with respect to such Funded Security to the Class C Member and (ii) an amount equal to the Class A/B Percentage with respect to such Funded Security as Net Portfolio Receipts pursuant to Section 7.1 (subject to the limitations set forth in such Section).

                           7.6.2 Notwithstanding Section 7.6.1, the amounts
distributable to the Class C Member pursuant to Section 7.6.1 shall be reduced by expenses chargeable to the Class C Member pursuant to Section 9.4.

                  7.7 Valuation of Securities. The value of any security shall be determined as provided in this Section 7.7.

                           7.7.1 Any security that is listed on a national
securities exchange shall be valued at its average last sale price as recorded by the New York composite tape system over the ten (10) trading days immediately preceding the date of such valuation or, if the security is not included in such system, at its average last sale price over such ten (10) trading days on the principal national securities exchange on which such security is traded, as recorded by such exchange (using instead of the last sale price, for any such day on which no sales occurred, the mean between the closing "bid" and "asked" prices on such day as recorded by such system or such exchange, as the case may be).

                           7.7.2 Any security that is listed on the Nasdaq
National Market shall be valued at its average last sale price over the ten
(10) trading days immediately preceding the date of such valuation as reported by Nasdaq (using instead of the last sale price, for any day on which no sales occurred, the mean between the closing "bid" and "asked" prices on such day as reported by Nasdaq).

                           7.7.3 Any security that is not listed on a national
securities exchange or on the Nasdaq National Market but that is traded in the over-the-counter market in the United States shall be valued at the average mean between the closing "bid" and "asked" prices for the ten (10) trading days immediately preceding the date of such valuation as reported by Nasdaq or, if not so reported, as reported in the over-the-counter market in the United States.

                           7.7.4 Any security in the form of an option,
warrant or similar security for which no price quotation is available shall be valued by determining the value of the underlying security in accordance with Sections 7.7.1, 7.7.2, 7.7.3 or 7.7.5, as applicable, and subtracting therefrom the exercise or conversion price of such security; and

                           7.7.5 Any security that is not subject to valuation
under any of the preceding provisions of this Section 7.7 shall be assigned the value established for such security in the last round of financing of the issuer of such security plus or minus any adjustments which the Manager reasonably determines to be appropriate to reflect market, issuer or other events that have occurred subsequent to such last round of financing, all consistently applied.

                  The foregoing valuation methodologies contained in this
Section 7.7 will be used by the Manager for purposes of stating the fair value for the period stated of the Company's Portfolio investments in the Company's Statement of Assets, Liabilities and Members' Capital as of the applicable quarterly reporting date.

         8. Management.

                  8.1      Manager.

                           8.1.1 The management and operation of the Company,
and the development and implementation of Company policies, shall be and hereby are vested in the Manager, which shall be Windspeed unless and until it ceases to serve as Manager pursuant to Section 8.1.3 or Section 8.1.4. Subject to Section 8.3 and any other applicable limitations imposed by this Agreement, the Manager shall have exclusive authority to exercise on behalf of the Company all of the powers of the Company hereunder (including, without limitation, those specified in Section 2) and to take such other actions as it determines are necessary, advisable or incidental to the carrying on of the Company's business and affairs. The parties agree that any Person serving as Manager hereunder shall be a "manager" of the Company within the meaning of the Act (with the rights, powers and duties in such capacity provided in this Agreement) for as long as it so serves. In dealings with the Members, or with or on behalf of the Company, the Manager shall act in good faith and in the manner it believes to be, or not opposed to, the best interests of the Company and the Members. The Manager and its individual members shall have fiduciary responsibilities, solely with respect to the Members, as set forth under the Act and in accordance with the terms of this Agreement in like manner and to the same extent as if such persons served directly as individual Managers of the Company.

                           8.1.2 A Manager shall serve until its successor
becomes Manager hereunder or, if earlier, until it ceases to serve as Manager pursuant to Section 8.1.3 or Section 8.1.4. If a Manager ceases to serve as such for any reason (other than, in the case of Windspeed, by its Transfer of its interest in the Company to another Entity that is Controlled by any two
(2) or more of the individuals comprising the Windspeed Team and that thereupon becomes the Manager as provided in Section 8.1.3), any vacancy thereby created may be filled by a Person designated by the Class A Member or the Fund A Advisor. Except as otherwise expressly provided in this Agreement, the cessation of any Member-Manager's service as Manager shall not, in and of itself, affect its rights, or constitute its withdrawal, as a Member.

                           8.1.3 A Manager may not resign without the approval
of the Class A Member; provided, however, that upon any Transfer by Windspeed pursuant to Section 11 of its interest in the Company to an Entity Controlled by any two (2) or more of the individuals comprising the Windspeed Team, such Entity shall become the Manager upon its admission to the Company as a substituted Class B Member.

                           8.1.4 A Manager may not be removed except (i) by
vote of the Class A Member and (ii) if such Manager is Windspeed (or an Entity that has become Manager pursuant to Section 8.1.3 upon the Transfer to it of Windspeed's interest in the Company), (a) for Cause, (b) if at least two (2) of the individuals comprising the Windspeed Team are no longer actively committed to the Manager in accordance with Section 8.1.5, or (c) upon the occurrence of a Retirement Event relating to the Manager. If so removed as a Manager, then, (x) if so removed as a Manager for Cause, any distributions (including distributions earned but not yet made) which such removed Manager, or any affiliate thereof, may be entitled to receive as a Member shall be forfeited and such removed Manager, or any affiliate thereof, shall thereafter no longer be entitled to any further distributions of the Company and shall have none of the rights and powers of a Member hereunder or under the Act (including, without limitation, to vote, give consents or approvals, or otherwise manage or participate in the affairs of the Company), (y) if so removed as a Manager for Cause, such removed Manager shall be obligated to return to the Company that portion of the Management Fee equal to the Management Fee paid or payable by the Company for the twelve (12) month period immediately preceding such removal (or if twelve months have not elapsed since the Effective Date, such shorter period as has elapsed since the Effective
Date), divided by two (2), within thirty (30) days of such removal, and (z) if so removed as a Manager other than for Cause, such removed Manager shall be entitled to retain any portion of the Management Fee which has been paid as of the date of receipt of notice of such removal, but shall no longer be entitled to any portion of the Management Fee which has not been paid as of such date. A removal for Cause shall be effective immediately upon receipt of notice; a Manager's removal without Cause shall be effective 30 days following receipt of notice.

                           8.1.5 For a period of six (6) months from the
Effective Date, Windspeed (as Manager of the Company) and at least two (2) of the individuals comprising the Windspeed Team shall devote substantially all of their business time and attention to the affairs of the Company and Fund B. Until the termination of the Company, Windspeed and at least two (2) of the individuals comprising the Windspeed Team shall devote to the Company such time and resources and maintain such staffing as are reasonably necessary and appropriate to administer and conduct the Company's affairs in accordance with the terms hereof and in a manner intended to conform to the best interest of the Company.

                  8.2      Fund A Advisor.

                           8.2.1 The Class A Member will from time to time
appoint an individual to act as the Fund A Advisor hereunder (the "Fund A Advisor"). A Fund A Advisor may (i) resign upon at least thirty (30) days' written notice to the Class A Member (which notice will be waived by the Class A Member) and (ii) be removed at any time, for any reason or no reason, by the Class A Member. Any vacancy created by the resignation, removal or other event with respect to a Fund A Advisor may be filled by the Class A Member.

                           8.2.2 The Manager shall not take any action
expressly requiring the approval of the Fund A Advisor hereunder without such approval (or, if there is then no Fund A Advisor, the approval of the Class A Member). In addition, the Manager shall consult with the Fund A Advisor regarding potential conflicts of interest and other matters as the Manager from time to time determines to be appropriate. With regard to any potential conflict of interest, the Manager shall provide the Fund A Advisor with a written proposal containing an analysis outlining the conflict and the reasonably foreseeable economic ramifications thereof to the Company and Fund
B. The Manager shall promptly consider in good faith (without being obligated to comply with) any recommendations that are promptly made by the Fund A Advisor in response to any such proposal. Because of the relative interest of CDI in the Company and Fund B, the Manager acknowledges its fiduciary duty to CDI to maximize the value of CDI's interest in the Company after considering the recommendations of the Fund A Advisor and consistent with its duties to the members of Fund B.

                           8.2.3 Except in its capacity as Manager,
liquidating trustee or other authorized service provider, no Member shall have any authority to act for or on behalf of the Company or any other Member or to bind the Company or any other Member in any way, to pledge the Company's credit or to render the Company liable for any purpose.

                  8.3 Actions Requiring Member Approval. Notwithstanding Section 8.1, and in addition to any other matters requiring the approval of some or all of the Members hereunder, without the approval of the Fund A Advisor (or, if there is then no Fund A Advisor, the Class A Member), the Manager shall have no authority to:

                           8.3.1 liquidate more than twenty (20) positions
included in the Portfolio in a single transaction or series of related transactions;

                           8.3.2 cause the Company to engage in a transaction
that would result in a Company security being Transferred to Fund B;

                           8.3.3 cause the Company to acquire any asset other
than by reason of (i) any stock dividend, stock split, stock issuance, combination, recapitalization, reclassification, merger, consolidation, conversion or similar transaction with respect to any security held by it,
(ii) the Company's cashless exercise of any option, warrant, conversion or exchange right, with respect to securities held by it, (iii) the acquisition of Funded Securities using cash contributed entirely by Fund B in its capacity as a Class C Member pursuant to Section 5.3; or (iv) the Company's exercise, using cash available in the Company or, in the absence of such cash, borrowed in accordance with Sections 8.3.9 and 8.10, of any option, warrant, conversion or exchange right, with respect to securities held by it, that could not have been exercised on a cashless basis (such securities being "Cash Option Securities");

                           8.3.4 cause the Company to incur (i) any single
Non-Routine Expense exceeding $5,000, (ii) any expense described in the definition of Routine Expense above the respective expense caps contained therein, and (iii) in any twelve (12)-month period, an aggregate in excess of $75,000 of single Fund Expenses which are individually less than $5,000 each;

                           8.3.5 delegate or assign any of its obligations as
Manager hereunder other than as permitted by Section 8.6;

                           8.3.6 cause the Company to merge or consolidate
with or into any other Entity or change its form of organization (including, without limitation, for tax purposes);

                           8.3.7 cause the Company to pay any compensation to,
or engage in any transaction with, the Manager or an Affiliate of the Manager except as provided herein;

                           8.3.8 cause the distribution of any Marketable
Securities in kind except in accordance with Section 7.4;

                           8.3.9 except to borrow money to acquire Cash Option
Securities in accordance with Section 8.10, cause the Company to borrow money or pledge assets to secure such borrowing; or

                           8.3.10 act, elect, report or otherwise exercise its
duty or authority as the Tax Matters Partner with respect to Company tax matters.

                  8.4 Administrative Responsibilities. In addition to its other responsibilities hereunder, the Manager shall be responsible for providing the administrative and operating support the Company requires in connection with its business and affairs, including, without limitation, (i) the filing of such documents, instruments, certificates and other writings as are necessary or appropriate for the continuation of the Company as a limited liability company under the laws of the State of Delaware (and for the qualification of the Company to do business in states other than Delaware where the Manager determines such qualification to be necessary), (ii) preparing and filing any and all tax returns and other governmental filings in connection with the Company's affairs, (iii) maintaining the books and records of the Company in accordance with the Act, (iv) maintaining the documentation and records relating to the Portfolio, including the administration and tracking of all warrant and other antidilution rights, stock splits and other terms related to new rounds of financing by the Portfolio Companies, (v) investigating, reviewing and effecting transactions involving the Portfolio, (vi) leveraging its industry knowledge and relationships to identify attractive follow-on investment opportunities, and
(vii) satisfying the Company's needs for office space, supplies and general office support and services.

                  8.5      Management Fee.

                           8.5.1 Subject to Sections 8.1.3, 8.1.4, 8.5.2 and
8.5.3, the Company shall pay the Manager a management fee of $1,530,000 (the "Management Fee") over the period of three (3) consecutive years beginning on the Effective Date in accordance with the following schedule: $780,000 for the first year, $500,000 for the second year and $250,000 for the third year. The Management Fee for any year shall be paid in four (4) equal quarterly installments (with the payment for any quarter due on the first day of such quarter, together with any unpaid Management Fee amounts due for prior quarters). At the sole election of the Class A Member, the term of the Manager's service as manager of the Company may be extended by up to two (2) separate additional annual periods beyond the initial three (3) year period, with the Management Fee payments due for such additional years being $250,000 for the fourth year and $200,000 for the fifth year (paid, in each case, quarterly in advance). The Management Fee payments due the Manager are in addition to any amounts distributable to the Manager, in its capacity as a Member, pursuant to Section 7; provided, however, that the Management Fee shall automatically be payable (at $250,000) for one (1) additional year beyond the initial three (3) year period if the six (6) month period during which CDI may exercise its put rights pursuant to Section 11.3 of the Fund B Agreement extends beyond the close of such three (3) year period.

                           8.5.2 Notwithstanding Section 8.5.1, the Manager
acknowledges and agrees that the Management Fee shall be payable solely from the gross receipts of the Company with respect to securities included in the Portfolio when and as such receipts become available (and not from the separate assets of any Member). To ensure payment of the Management Fee, however, the Company shall deposit its first $1,530,000 of gross receipts with respect to securities included in the Portfolio (net of amounts used or reserved by the Manager to pay other expenses, debts and obligations of the Company or to exercise rights or otherwise pursue opportunities to acquire securities for the Portfolio) into an escrow account (the "Management Fee Escrow Account") established by the Company to fund the payment of the Management Fee, such funds to be held in trust by the Company for the Members until properly disbursed in accordance with the terms and conditions of this Agreement.

                           8.5.3 Notwithstanding Sections 8.5.1 and 8.5.2, if
CDI Transfers its interest in the Company pursuant to Section 11.2.4, the entire amount of the Management Fee (including any portion thereof that would not otherwise have yet come due) shall immediately be due and payable; provided, that this Section 8.5.3 shall not apply with respect to any Transfer to an Affiliate by CDI.

                  8.6 Assignment. With the approval of the Class A Member, the Manager may delegate or assign any or all of its duties and responsibilities (and its rights to receive any or all of the Management Fee) hereunder, including, without limitation, pursuant to a separate management contract between the delegee and the Company. The Class A Member shall not unreasonably withhold its approval of any such delegation or assignment if the delegee or assignee is an Entity Controlled by any two (2) or more of the individuals comprising the Windspeed Team.

                  8.7 Other Activities of Manager. Notwithstanding any other provision of this Agreement, and subject to Section 8.1.5, the Manager may engage in other profit-seeking and business ventures of any kind, nature or description (including, without limitation, making and managing investments in securities for its own account or the account of others), independently or with others, and the pursuit of such ventures by the Manager shall not be deemed wrongful or improper. Neither the Company nor any Member shall have any rights or obligations by virtue of this Agreement or the relationship established hereby in or to any independent ventures of the Manager or the profits or losses derived therefrom.

                  8.8 Approval or Direction of Class C Member. Notwithstanding
Section 8.1, if at any time the Manager is not also the "Manager" of Fund B under the Fund B Agreement, the Manager (i) shall not, without the consent of the Class C Member, vote, sell, exchange, exercise or take any other action with respect to any Funded Security or pay any single expense for which the Class C Member would bear the burden pursuant to Section 9.4 exceeding $5,000, and (ii) subject to any applicable contractual or other restrictions, shall take such actions with respect to any Funded Security (including, without limitation, distributing such Funded Security in kind) as the Class C Member shall reasonably direct.

                  8.9 Evidence of Authority. Any Person dealing with the Company may rely upon a certificate signed by the Manager as to:

                           8.9.1 the existence or non-existence of any fact or
facts which constitute conditions precedent to acts by the Manager or in any other manner germane to the affairs of the Company; and

                           8.9.2 the Person or Persons who are authorized to
execute and deliver any instrument or document of the Company or to take any action on behalf of the Company.

                  8.10 Borrowing. In connection with the acquisition of any Cash Option Securities in accordance with Sections 8.3.3 and 8.3.9, the Manager may cause the Company to borrow the exercise price of such securities from one (1) or more lenders (which may include the Manager, a Member or an Affiliate of the Manager or a Member), or advance the amount of such deficiency to the Company, on such terms and conditions (but at an interest rate not exceeding ten percent (10%) per annum) as the Manager determines to be appropriate.

         9. Fees and Expenses.

                  9.1 Management Fee. The Company shall pay the Management Fee to the Manager as provided in Section 8.5.

                  9.2 Fees and Expenses Payable by the Manager. The Company shall not be obligated to pay (except indirectly via the payment of the Management Fee) the routine overhead/administrative expenses of the Company or the Manager relating to maintaining books and records, travel, routine operational accounting (such as tracking capital accounts, determining and distributing Net Portfolio Receipts, routine tax return preparation costs of up to $5,000 per year, and periodic reporting to Members), the establishment and maintenance of the Management Fee Escrow Account, office space, supplies, salaries, general office support and the like (it being the intent that such expenses are to be paid by the Manager out of the Management Fee).

                  9.3 Fund B Escrow Account Expenses. The burden of any fees and expenses of the Company related to the Fund B Escrow Account shall be borne exclusively by the Class A Member as reductions in its distributions of Net Portfolio Receipts under 7.1.

                  9.4 Funded Securities Expenses. The Class C Member shall bear the burden, as reductions in the amounts of its distributions of Net Funded Securities Receipts it is otherwise entitled to receive as provided in Section 7.6, of (i) any fees and expenses of the Company related to the Class C Member's interest in the Company but not to any particular Funded Security, (ii) any fees and expenses of the Company related to the acquisition, holding, sale, exchange or other disposition of Funded Securities acquired by participating in subsequent financing rounds of Portfolio Companies (including by exercising pre-emptive rights) and (iii) the Class C Percentage of any fees and expenses of the Company with respect to any Funded Security acquired by exercising an option, warrant, conversion or exchange right pursuant to Section 7.6.1(b)(i).

                  9.5      Source of Payments.

                           9.5.1 As provided in Section 8.5.2, the Manager
acknowledges and agrees that the Management Fee shall be payable solely from the gross receipts of the Company with respect to securities included in the Portfolio when and as such receipts become available (net of amounts used or reserved by the Manager to pay other expenses, debts and obligations of the Company or to exercise rights or otherwise pursue opportunities to acquire securities for the Portfolio), and not from the separate assets of any Member.

                           9.5.2 The Manager and each Member hereby
acknowledge and agree that Fund Expenses and any fees described in Section 9.3 shall be payable solely from distributions that would otherwise be made to the Members pursuant to Section 7.1.

                           9.5.3 In no event shall any Member be required to
make any contributions, or return distributions received, to the Company to enable the Company to satisfy its obligations to pay its fees and expenses (including, without limitation, the Management Fee);

         10. Liability; Indemnification. No Member or Manager shall be liable, responsible or accountable to the Company or any Member for any loss or damage incurred by reason of any act or omission of such Member or Manager performed or omitted on behalf of the Company or in furtherance of the interests of the Company without bad faith, fraud, gross negligence or willful misconduct. To the fullest extent permitted by law, and notwithstanding any other provision of this Agreement, the Company shall indemnify the Members, the Managers and any officers for, and shall hold them harmless from and against, any and all damages, losses, liabilities, fines, penalties, amounts paid in settlement, costs and expenses (including attorneys' fees and expenses) actually and reasonably incurred by them in connection with any threatened, pending or completed demands, claims, actions, suits or proceedings, whether civil, criminal, administrative or investigative, brought or threatened against them by reason of or in connection with actions taken or omitted to be taken by them on behalf of the Company, provided that no Member or Manager shall be entitled to indemnification hereunder for any damage, loss, liability, fine, penalty, amount paid in settlement, cost or expense incurred by such Member or Manager as a result of its bad faith, fraud, gross negligence or willful misconduct. Expenses (including attorneys' fees) incurred by a Member or Manager in defending any civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Company from available cash, if any, in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Member or Manager to repay such amount if it is ultimately determined that such Member or Manager is not entitled to be indemnified by the Company pursuant to this Section 10. The cessation of a Member's or Manager's status as such shall not prevent such Member or Manager from being indemnified hereunder for actions taken or omitted while acting in such capacity.

         11. Transfers.

                  11.1 Restrictions on Transfer. A Member may not Transfer any interest in the Company without the express written consent of the Manager and each of the other Members; provided, however, (i) that the consent of the Manager and the other Members pursuant to this Section 11.1 shall not be required if such Transfer (a) is made by CDI in accordance with Section 11.2,
(b) will not violate or fail to comply with any federal or state securities law or regulation, (c) will not cause the Company to be treated as a "publicly traded partnership" as defined in Section 7704(b) of the Code, (d) will not cause the Company to be an "investment company" within the meaning of the Investment Company Act of 1940, as amended, (e) will not cause the assets of the Company or any part thereof to be treated as assets of any employee benefit plan or trust subject to ERISA, (f) will not constitute a prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code, and (ii) that the Manager and the other Members may not unreasonably withhold their consents (if required) to any Transfer of an interest in the Company by an Entity to another Entity that directly or indirectly Controls, is Controlled by or is under common Control with the Transferring Entity if (a) in the case of a Transfer by a Class A Member, the Manager has determined that all of the obligations of such Class A Member to the Company and Fund B (including, without limitation, the obligation of such Class A Member to fund its commitment to Fund B with the escrow established pursuant to Section 7.5) will be satisfied in accordance with their terms or (b) in the case of a Transfer by a Class B Member, the Transferee is Controlled by any two (2) or more of the individuals comprising the Windspeed Team. The Manager, in its sole discretion, may require any Member (or unadmitted assignee of a Member) who proposes to make any Transfer not requiring consents under this Section 11.1 to provide the Company with a legal opinion reasonably satisfactory to the Manager that such Transfer will comply with applicable securities laws. In its sole discretion, the Manager may disregard as void any Transfer made in violation of this Section 11.1. Notwithstanding anything to the contrary contained herein, no consent or legal opinion will be required in connection with a Transfer of an interest in the Company by CDI to an Affiliate.

                  11.2 Right of First Offer. Notwithstanding the consent requirements of Section 11.1 (but subject to the other provisions thereof), a Class A Member may Transfer its interest (or any portion thereof) in compliance with the following procedures:

                           11.2.1 If a Class A Member (a "Selling Member")
proposes to Transfer all or any portion of its interest in the Company to any Person other than an Affiliate of CDI, such Selling Member shall give notice of its intent to make such Transfer (the "Transfer Notice") to the Manager. The Transfer Notice shall set forth (i) the portion of the Selling Member's interest to be Transferred (the "Offered Interest") and (ii) if known to the Selling Member, the identity of the prospective Transferee and the material terms of the proposed Transfer to the prospective Transferee.

                           11.2.2 The Manager shall have the right, but not
the obligation, to deliver to the Selling Member, before the close of the ten
(10) day period after the delivery of the Transfer Notice to the Manager (such period, the "Offer Period"), a written offer (an "Offer") to purchase the Offered Interest. An Offer shall set forth all of the material terms and conditions of the proposed purchase of the Offered Interest. The Manager's rights to make the Offer and to purchase the Offered Interest pursuant thereto shall be assignable by the Manager to such one (1) or more Persons as the Manager determines to be appropriate (subject to compliance by the Manager with the provisions of Section 11.1 as if such rights were an interest in the Company). During the Offer Period, the Selling Member shall not solicit proposals or offers from, or engage in discussions with, other parties regarding the sale of the Offered Interest.

                           11.2.3 The Selling Member shall have no obligation
to accept an Offer by the Manager (or its assignee). Any closing of the purchase of the Offered Interest by the Manager (or its assignee), however, shall take place on such date, and at such time and place, as the Selling Member and the Manager (or its assignee) shall agree upon. At such closing, the Manager (or its assignee) shall make such deliveries in payment for the Offered Interest as are contemplated by the Offer, and the Selling Member shall deliver such executed documentation (including, without limitation, any required consents) to the Manager (or its assignee) as may be required to effect the Transfer of the Offered Interest to the Manager (or its assignee) and the admission of the Manager (or its assignee) as a substituted Member with respect to the Offered Interest. All of the foregoing deliveries shall be deemed to be made simultaneously and none shall be deemed completed until all have been completed.

                           11.2.4 If the Manager (or its assignee) does not
purchase the Offered Interest in accordance with Section 11.2.3, then, subject to Section 11.1, the Selling Member shall be entitled to Transfer the Offered Interest to a third party Transferee at any time during the one hundred fifty
(150) day period after the delivery of the Transfer Notice. If the Offered Interest (or any portion thereof) has not been Transferred within such one hundred fifty (150) day period, no Transfer of any portion of the Offered Interest shall be effective unless the Selling Member has again complied with the provisions of this Section 11 as to the Offered Interest. As a condition to the effectiveness of any Transfer of the Offered Interest to a third party Transferee pursuant to this Section 11.2.4, (i) such Transferee shall (a) execute and deliver such documents and agreements as the Manager reasonably determines to be appropriate to effect such Transferee's agreement to be bound by the terms and conditions of this Agreement and (b) take such other actions as the Manager may reasonably determine to be necessary to effect the admission of such Transferee to the Company, to qualify the Company to conduct business or to preserve the limited liability status of the Members, and (ii) the Selling Member and the Transferee shall execute and deliver such documents and agreements, and take such other actions, as the Manager may reasonably require to ensure that all of the obligations of the Selling Member to the Company and Fund B (including, without limitation, the obligation of the Selling Member to fund its commitment to Fund B with the escrow established pursuant to Section 7.5) will be satisfied in accordance with their terms.

                  11.3 Assignees. Unless and until a Person who has acquired an interest in the Company by any form of Transfer has been admitted to the Company as a Member, such Person shall have the status of an unadmitted assignee of such interest and, as such, shall have none of the rights and powers of a Member hereunder or under the Act (including, without limitation, to vote, give consents or approvals, access Company records or otherwise manage or participate in the affairs of the Company) other than to receive the distributions and allocations that such Person's predecessor would have been entitled to receive hereunder with respect to such interest. A Member who Transfers its entire interest in the Company shall cease to have any of the rights and powers of a Member. Notwithstanding anything herein to the contrary, the Company shall be entitled to treat the record holder of any interest as the absolute owner thereof in all respects, and shall incur no liability for distributions made in good faith to such record holder, until such time as it has received written notice of such Transfer and all of the conditions to the effectiveness of such Transfer hereunder have been satisfied. A Person who acquires an interest in the Company (by any form of Transfer) but is not admitted as a substituted Member may not Transfer all or any portion of such interest without complying with this
Section 11 in full as if such Person were a Member for such purpose.

                  11.4 Substituted Members. A Person who acquires an interest in the Company by any form of Transfer shall be admitted to the Company as a substituted Member only (i) with the consent of the Manager and each of the other Members, (ii) by satisfying the applicable requirements of Sections 11.1 and 11.2, (iii) by executing and delivering such documents and agreements as the Manager reasonably determines to be appropriate to effect such Person's agreement to be bound by the terms and conditions of this Agreement, and (iv) if necessary, upon an amendment to this Agreement or such other instrument, executed by all necessary parties and filed or recorded in the proper records of each jurisdiction in which such recordation is necessary to preserve the limited liability status of the Members; provided, however, that the Manager and the other Members (a) shall have no rights to consent to the admission pursuant to this Section 11.4 of any Transferee of an interest in the Company if they had no rights to consent to the Transfer of such interest to such Transferee under
Section 11.1 and (b) may not unreasonably withheld their consents to the admission pursuant to this Section 11.4 of any Transferee of an interest in the Company if they could not unreasonably withhold their consents to the Transfer of such interest to such Transferee under Section 11.1. The admission of a substituted Member shall not dissolve the Company and shall be shown in the books and records of the Company. The Manager shall promptly provide the Members with written notice of the admission of any substituted Member.

                  11.5 Rights of Representatives. Notwithstanding any other provision of this Agreement, if an individual Member that is an Entity is dissolved or terminated, the powers of such Member may be exercised by its personal representative to the extent required by the Act.

                  11.6 Partial Transfers. If there are two (2) or more Class A Members, Class B Members or Class C Members, as the case may be, after any Transfer by a Class A Member, Class B Member or Class C Member of an interest in the Company, then (i) any subsequent allocation, distribution or payment to be made hereunder to "the Class A Member," "the Class B Member" or the "Class C Member," as the case may be (and any subsequent sale to be made pursuant to Section 14.3 by the "Class A Member"), shall be made to or by the Class A Members, Class B Members or Class C Members, as the case may be, in proportions corresponding their relative interests in the Company (based on their Capital Contributions, rights to share in distributions or other factors as the Manager determines, based on the terms of the Transfer, to be appropriate), and (ii) any subsequent consent, approval, vote or other action of "the Class A Member," "the Class B Member" or the "Class C Member" hereunder (including, without limitation, an amendment of this Agreement pursuant to Section 18.11) shall be validly effected if given or taken, as the case may be, by a majority in interest of the Class A Members, Class B Members or Class C Members, as the case may be (based on their Capital Contributions, rights to share in distributions or other factors as the Manager determines, based on the terms of the Transfer, to be appropriate).

                  11.7 Costs and Expenses. Any costs or expenses incurred by the Company in connection with any Transfer or proposed Transferor of an interest in the Company shall be paid or reimbursed by the Transferor of such interest.

         12.      Withdrawals.

                  12.1 Withdrawals. Except as expressly permitted by this Agreement, no Member may (i) resign or withdraw from the Company or (ii) receive any distribution from the Company on account of its resignation or withdrawal (whether voluntary, involuntary or by operation of law) before the liquidation of the Company.

                  12.2 Retirement Events. From and after the time a Retirement Event occurs with respect to any Member (such Member, the "Retired Member"), such Retired Member (and, subject to Section 11, any Transferee of any interest of such Retired Member in the Company) shall, except as otherwise specifically provided in this Agreement, have the status of an unadmitted assignee of its interest in the Company and, as such, shall have none of the rights and powers of a Member hereunder or under the Act (including, without limitation, to vote, give consents or approvals, access Company records or otherwise manage or participate in the affairs of the Company) other than to receive the distributions and allocations that it otherwise would have been entitled to receive hereunder with respect to such interest.

          13. Actions of the Members.

                  13.1 In General. Except as otherwise provided in this Agreement, a Member's consent, approval, vote or other action as to any matter may be effected by (i) the affirmative vote by such Member to the doing of the act or thing under consideration at any meeting called and held pursuant to
Section 13.2 to consider such act or thing or (ii) a written consent given by such Member at, prior to or after the doing of the act or thing under consideration pursuant to Section 13.3.

                  13.2 Meetings. Any matter requiring the action of any one (1) or more of the Members hereunder may be considered at a meeting called by the Manager or any Member and held not less than three (3) nor more than thirty (30) Business Days after written notice thereof shall have been given to the Member(s) entitled to vote at the meeting. Any such notice shall state briefly the purpose, time and place of the meeting. A Member may waive in writing the requirements for notice of a meeting before, during or after such meeting (and the attendance of a Member at any meeting shall constitute such Member's waiver). All such meetings shall be held at such reasonable times and places as the Manager (or, in the case of a meeting of the Class A Member(s), such Class A Member(s)) shall determine. A Member may participate in any meeting by conference telephone call or similar communications equipment if all the Persons participating in such meeting can hear each other. Such participation of a Member shall constitute the presence of such Member at such meeting. At any meeting of one (1) or more of the Members, the presence in person, or by conference telephone call or similar communications equipment, of Members sufficient to approve the action under consideration shall be required to constitute a quorum for the transaction of business at such meeting. When a quorum is present at any meeting of one (1) or more of the Members, the vote of Members sufficient to approve the action under consideration shall decide any matter brought before such meeting, unless the matter is one upon which by express provision of law or this Agreement, a different vote is required, in which case such express provision shall govern and control the decision on such matter.

                  13.3 Action Without Meeting. Any action that may be taken at a meeting of any one (1) or more of the Members may be taken without a meeting, without prior notice and without a vote if a consent or consents in writing, setting forth the action so taken, are signed by one (1) or more Members (or their proxy holders) whose votes would be sufficient to authorize or take such action at a meeting and delivered to the Company (and, if the consent of more than one (1) Member is required, are delivered to the Company within a period of sixty (60) consecutive days). Any copy, facsimile or other reliable reproduction of a consent in writing may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used, provided that such copy, facsimile or other reproduction shall be a complete reproduction of the entire original writing. Prompt notice of the taking of any action without a meeting by fewer than all of the Members entitled to participate in such action shall be given to those Members who have not consented in writing.

                  13.4 Proxies. A Member entitled to vote at a meeting of one
(1) or more of the Members, or to express consent or dissent to Company action in writing without a meeting, may authorize another Person or Persons to act for it by proxy, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period.

                  13.5 No Other Voting Rights. A Member shall have no rights to vote, give consents or approvals, or otherwise manage or participate in the affairs of the Company except as expressly provided in this Agreement or in any mandatory provision of the Act.

         14. Dissolution; Wind-up; Liquidating Distributions.

                  14.1 Events Causing Dissolution. The Company shall dissolve
(i) at the time that there are no remaining Members of the Company unless the business of the Company is continued in accordance with the Act, (ii) on the effective date specified in a written election to dissolve the Company adopted and approved by the Manager and the Class A Member at any time before the third
(3rd) anniversary of the effective date of this Agreement, (iii) on the effective date specified in a written election to dissolve the Company adopted by the Class A Member at any time on or after the third (3rd) anniversary of the effective date of this Agreement or (iv) the time of the judicial dissolution of the Company under the Act.

                  14.2 Wind-up. The Manager (or, if one is appointed under the Act, a liquidating trustee) shall be responsible for the winding up and liquidation of the Company. Subject to Section 8.3 (it being agreed, however, that Section 8.3.1 shall not apply after the Company's dissolution), after the dissolution of the Company, the Manager (or such liquidating trustee) shall collect the Company's receivables, pay the Company's debts and obligations, and liquidate or distribute the Company's assets as promptly as is practicable and consistent with obtaining fair value for the Company's assets, having due regard to the activity and condition of the relevant markets and general financial and economic conditions. After the Company's affairs have been wound up and its debts and obligations have been paid or provided for, the Manager shall (i) make a final allocation of Profit or Loss, as the case may be, and other items in such amounts and proportions as are necessary (to the extent possible) for the Members' capital account balances to equal the amounts of any remaining assets of the Company they would be entitled to receive if such remaining assets were to be distributed in accordance with Section 7 (subject to the limitations set forth therein) and (ii) then distribute such remaining assets to the Members in accordance with Section 7. Until the Company's termination pursuant to Section 14.4, the business of the Company and the affairs of the Manager and Members, as such, shall continue to be governed by this Agreement, provided that the Company shall engage in no further business other than in connection with its wind-up and liquidation.

                  14.3 Bid by the Manager. Within ninety (90) days after the Company's election to dissolve, the Manager shall prepare and deliver to the Class A Member, at the Manager's expense, a bid for the Class A Member's interest in the Company at a price, and on such other terms and conditions, as the Manager determines to be appropriate in its sole discretion. If, within thirty (30) days after the delivery of such bid, the Class A Member delivers a written notice to the Manager approving the sale of its interest in the Company to the Manager at the price, and on the other terms and conditions, set forth in such bid, then the Manager shall purchase, and the Class A Member shall sell, the Class A Member's interest in the Company at such price and on such terms and conditions. The Manager may assign its right to purchase the interest of the Class A Member to one (1) or more Persons as it determines to be appropriate. At any closing of a purchase and sale pursuant to this Section 14.3, the Manager (or its assignee) shall make such deliveries in payment, and the Class A Member shall make such deliveries of instruments of assignment, as are necessary to effect such purchase and sale (with all of the required deliveries deemed made simultaneously and none deemed completed until all have been completed). If the Class A Member does not deliver such notice of approval to the Manager, the Manager shall have no obligation or right to purchase the Class A Member's interest in the Company.

                  14.4 Termination. The dissolution of the Company shall be effective on the day on which the event occurs giving rise to the dissolution, but the Company shall not terminate until the winding up of the business and affairs of the Company has been completed as provided herein and a certificate of cancellation of the Company has been filed with the Office of the Secretary of State of the State of Delaware. The Manager (or the liquidating trustee, as the case may be), acting singly, is authorized to execute and file a certificate of cancellation on behalf of the Company.

                  14.5 Liquidating Trust. With the approval of the Fund A Advisor, if the Company has not been liquidated by the second anniversary of the date of its dissolution pursuant to Section 14.1, the Manager (or liquidating trustee) may distribute the non-cash assets of the Company (other than any Marketable Securities) to a trust established for the sole purposes of liquidating such remaining assets, collecting amounts owed to the Company and paying any contingent or unforeseen liabilities or obligations of the Company. The Manager (or such liquidating trustee) shall use reasonable efforts to ensure that such trust qualifies as a liquidating trust under Treasury Regulations
Section 301.7701-4(d). The distribution to the trust shall constitute a final, liquidating distribution of assets pursuant to 14.2 (with any asset distributed in kind to the trust being treated as if it were an amount of cash equal its fair market value as determined pursuant to Section 7.7). For purposes of determining and allocating Profit, Loss and other items pursuant to Section 6, any asset that is to be distributed in kind to such trust shall be treated as having then been sold by the Company for its value as determined for purposes of applying this Section 14.5 (provided that, for such purposes, the fair market value of any asset that is distributed subject to a nonrecourse indebtedness shall be deemed not to be less than the amount of such indebtedness). The Members' relative beneficial interests in the trust shall be equal to their respective relative interests in the assets contributed to the liquidating trust as of the time that such assets are contributed to the liquidating trust.

         15. Withholding. Notwithstanding any other provision of this Agreement, the Company shall be entitled to withhold and pay over, or otherwise pay, any withholding or other taxes payable by the Company at such times and based upon such rates as the Manager determines to be appropriate. If the Company makes a payment of tax for any accounting period with respect to any Member or as a result of any Member's participation in the Company, such Member shall be deemed for all purposes of this Agreement to have received the amount of such payment as a distribution from the Company on the last day of the period for which the tax is withheld and paid or, if earlier, on the last day on which such Member owned an interest in the Company. Any deemed distribution to a Member pursuant to this Section 15 shall be treated (to the extent not repaid to the Company) as an advance of, and shall offset, an equal amount of distributions that would otherwise thereafter be made to such Member pursuant to the provisions of
Section 7 in the order that such distributions would otherwise have been made. To the extent that the aggregate of such distributions to a Member for any month exceeds the distributions to which such Member would otherwise be entitled for such month, the amount of such excess shall be repaid by such Member to the Company within thirty (30) days after the end of such month.

         16.      Books; Reports.

                  16.1 Books and Records. The books and records of the Company, including a list of the names and business or mailing addresses of the Members, shall be maintained at the principal office of the Company in accordance with the Act. All of the books and records of the Company shall be available for examination at the offices of the Company in which they are maintained by any Member or by any Member's duly authorized representatives at any and all reasonable times upon reasonable notice. Each Member, or such Member's duly authorized representatives, upon written notice to the Manager and upon paying the costs of collection, duplication and mailing, shall be entitled for any purpose reasonably related to such Member's interest as a Member in the Company to a copy of information to which such Member is entitled under the Act. The Company may maintain such other books and records and may provide such financial or other statements as the Manager and the Fund A Advisor mutually agree upon.

                  16.2 Accounting; Tax Year. The Company shall report its operations for tax purposes on such method and based upon such taxable year as the Manager determines to be appropriate consistent with applicable federal income tax laws. The financial statements of the Company shall be prepared in accordance with generally accepted accounting principles.

                  16.3     Reports

                           16.3.1 Within ninety (90) days after the end of
each fiscal year of the Company, or as soon as practicable thereafter, the Manager shall send to each Person who was a Member at any time during such fiscal year such tax information as shall be necessary for the preparation by such Person of its federal, state and local income tax returns.

                           16.3.2 Within (45) days after the end of each
fiscal quarter of the Company, the Manager shall send to each Member and the Fund A Advisor, in substantially the form of Exhibit A attached hereto, (i) an unaudited Statement of Assets, Liabilities and Members' Capital of the Company as of the end of such quarter, (ii) unaudited statements of operations of the Company for such quarter and for the fiscal year that includes such quarter through the end of such quarter, (iii) a summary of any transactions by the Company during such quarter and (iv) a summary of any distributions made during such quarter.

         17. Definitions. As used in this Agreement, the following terms shall have the meanings assigned to them in this Section 17:

                  "Act" has the meaning set forth in the Recitals.

                  "Actual Fund Expense" has the meaning set forth in Section
7.1.

                  "Adjusted Capital Account Balance" means, with respect to any Member as of the close of any fiscal year or other accounting period, the balance in such Member's capital account adjusted by adding to such balance such Member's share of any "minimum gain" or "partner nonrecourse debt minimum gain," within the meaning of the Treasury Regulations under Section 704(b) of the Code, of the Company as of the close of such year or other period.

                  "Affiliate" means (i) with respect to any individual, (a) any member of such individual's Family, (b) any Entity more than ten percent (10%) of the beneficial interests in which are directly or indirectly owned by one (1) or more of such individual and members of such individual's Family or (c) any member, manager, director, partner, shareholder, officer, trustee, beneficiary or employee of any Entity described in (b), and (ii) with respect to any Entity,
(a) any direct or indirect member, manager, director, partner, shareholder, officer, trustee or beneficiary of or in such Entity, (b) any member of the Family of an individual described in (a) or (c) any other Entity directly or indirectly Controlling, Controlled by or under common Control with such Entity.

                  "Business Day" means any day that is not a Saturday, Sunday or legal holiday in the Company's principal place of business.

                  "Capital Contribution" means, with respect to any Member as of any time of determination, the sum of (i) the amount of money that such Member has contributed to the Company pursuant to Section 5, (ii) the fair market value, as determined pursuant to Section 5, of any property that such Member has contributed to the Company (net of any liabilities that the Company has assumed or taken subject to, under Section 752 of the Code, in connection with acquiring such property from such Member), and (iii) the amount of any Company liabilities that such Member has assumed, within the meaning of Section 1.704-l(b)(2)(iv)(c) of the Treasury Regulations. A loan by a Member to the Company shall not be treated as part of such Member's Capital Contribution. A Transferee of all or a portion of a Member's interest in the Company shall succeed to the Capital Contribution of its Transferor to the extent allocable, based on the terms of the Transfer, to the Transferred interest.

                  "Cash Option Securities" has the meaning set forth in Section 8.3.3(iv).

                  "Cause" means, with respect to Windspeed (or an Entity that has become Manager pursuant to Section 8.1.3 upon the Transfer to it of Windspeed's interest in the Company), any of the following:

                           (i) the material breach of its duties as Manager
under this Agreement without cure within a reasonable period of time after written notice to it of such breach;

                           (ii) the commitment of a material act of fraud,
willful misconduct or breach of fiduciary duty under any federal or state securities laws, or fraud, gross negligence or willful misconduct relating to its duties as Manager;

                           (iii) the conviction of, or plea of nolo contendere
to, a felony by any of the individual members of the Manager; or

                           (iv) at least two of the individuals comprising the
Windspeed Team are no longer actively committed to the Manager in accordance with Section 8.1.5 and such failure is volitional on the part of at least one of such individuals.

                  "CDI" has the meaning set forth in the initial paragraph of this Agreement.

                  "Certificate" means the Company's Certificate of Formation filed with the Secretary of State of the State of Delaware.

                  "Class A Member" means any Person who, at the time of reference, has been admitted to the Company as, and remains, a Class A Member hereunder.

                  "Class A/B Percentage" means, with respect to any Funded Security acquired by exercising an option, warrant, conversion or exchange right, 100% minus the Class C Percentage with respect to such Funded Security.

                  "Class B Member" means any Person who, at the time of reference, has been admitted to the Company as, and remains, a Class B Member hereunder.

                  "Class C Member" means any Person who, at the time of reference, has been admitted to the Company as, and remains, a Class C Member hereunder.

                  "Class C Percentage" means, with respect to any Funded Security acquired by exercising an option, warrant, conversion or exchange right, the percentage (which in no event shall be greater than one hundred percent) determined by dividing (i) the sum of the contributions that have been made to the Company pursuant to Section 5.3 to permit the Company to acquire such Funded Security (less returns of such contributions pursuant to Section 5.3) by (ii) the value of such Funded Security as of the date of its acquisition by the Company.

                  "Code" means the Internal Revenue Code of 1986, as amended, and, where applicable, any predecessor or successor thereto.

                   "Company" means the Delaware limited liability company governed by this Agreement named Comdisco Ventures Fund A, LLC (or such other name as may be selected pursuant to Section 1.3).

                   "Control" (including the terms "controlling," "controlled by," and "under common control with") means the direct or indirect possession of the power to direct or cause the direction of the management and policies of an Entity, whether through the ownership of Voting Securities, by contract, or otherwise.

                  "Effective Date" has the meaning set forth in the initial paragraph of this Agreement.

                   "Entity" means any corporation, partnership, limited liability company, trust, unincorporated association or other organization.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

                  "Event of Bankruptcy" means, with respect to any Person (except CDI), any of the following events:

                           (i) the making by such Person of an assignment for
the benefit of creditors;

                           (ii) the filing by such Person of a voluntary
petition under any bankruptcy, insolvency or similar law;

                           (iii) the adjudication of such Person by a court of
competent jurisdiction as a bankrupt or insolvent, or the entry against such Person of an order for relief under any bankruptcy, insolvency or similar proceeding;

                           (iv) the filing by such Person of a petition or
answer seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any bankruptcy or insolvency statute, law or regulation;

                           (v) the filing by such Person of an answer or other
pleading admitting or failing to contest the material allegations of a petition filed against him in any bankruptcy or insolvency proceeding;

                           (vi) such Person's written request for, consent to
or acquiescence in the appointment of a trustee, receiver or liquidator of such Person or of all or any substantial part of such Person's properties; or

                           (vii) the passage of (i) one hundred twenty (120)
days after the commencement of any proceeding against such Person seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any bankruptcy or insolvency statute, law or regulation without such proceeding having been dismissed, (ii) ninety (90) days after the appointment, without such Person's consent or acquiescence, of a trustee, receiver or liquidator of such Person or of all or any substantial portion of such Person's properties without such appointment having been vacated or stayed or (iii) ninety (90) days after the expiration of any stay of an appointment referred to in the foregoing clause (ii) without such appointment having been vacated.

                  "Family" means, with respect to any individual, any of such individual's spouse and descendants (by blood or adoption).

                  "Fund A Advisor" means the individual designated by the Class A Members from time to time pursuant to Section 8.2.

                  "Fund B" has the meaning set forth in the initial paragraph of this Agreement.

                  "Fund B Agreement" means the Limited Liability Company Agreement of Comdisco Ventures Fund B, LLC, dated as of February 20, 2004, executed and delivered by CDI, Windspeed and Windspeed Acquisition Fund, L.P. in connection with their execution and delivery of this Agreement.

                  "Fund B Escrow Account" has the meaning set forth in Section 7.5.

                  "Fund Expenses" means any fees or expenses paid or incurred by the Company (whether Routine Expenses or Non-Routine Expenses) or reserves established therefor other than (i) fees and expenses payable by the Manager out of the Management Fee pursuant to Section 9.2, (ii) fees and expenses related to the Fund B Escrow Account to be borne by the Class A Member as provided in
Section 9.3 and (iii) fees and expenses to be borne by the Class C Member as provided in Sections 7.6.2 and 9.4.

                  "Funded Securities" means securities acquired by the Company by (i) participating in subsequent financing rounds of Portfolio Companies (including by exercising pre-emptive rights) with cash contributed by Fund B pursuant to Section 5.3 in situations where such Portfolio Company has imposed transferability restrictions with respect to its securities or (ii) exercising option, warrant, conversion or exchange rights that could have been exercised on a cashless basis with cash contributed by Fund B pursuant to Section 5.3, provided that the Company receives at least the same number of securities upon such exercise as it would have received had it exercised such option, warrant, conversion or exchange right on a cashless basis.

                  "Funded Security" means any particular block of Funded Securities acquired in a single transaction or series of related transactions.

                  "Initial Agreement" has the meaning set forth in the Recitals.

                  "Management Fee" means the management fee payable pursuant to
Section 8.5.2.

                  "Management Fee Escrow Account" has the meaning set forth in
Section 8.5.2.

                  "Manager" means Windspeed, or any successor thereto, in its capacity as manager of the Company hereunder.

                  "Marketable Security" means any security that is described in
Section 7.7.1, Section 7.7.2 or Section 7.7.3, and which is not subject to any "hold back" or "lock up" required by a managing underwriter in connection with the public offering of equity securities of the Portfolio Company which issued such Marketable Securities, or any restriction on the disposition thereof under the terms of any other agreement or of any law, regulation or policy of any state, and each Member's entire holdings of such Marketable Securities can be sold by such Member to the general public without the necessity of any federal, state or local government consent, approval or filing (other than any notice filings of the type required pursuant to Rule 144(h) under the Securities Act of 1933, as amended) and without violation of federal or state securities laws.

                  "Member" means any Person who is a member of the Company (whether of Class A, Class B or Class C) as shown on the books of record of the Company at the time of reference thereto, in such Person's capacity as a member of the Company.

                  "Members' Capital" means, as of any date of determination, the amount that would be available for distribution to the Members pursuant to Sections 7 and 14 if the Company were to sell its assets at their values determined in accordance with Section 7.7 (as applicable), satisfy its debts and obligations (including, without limitation, any accrued but unpaid portion of the Management Fee) in accordance with their terms, and then liquidate.

                  "Net Funded Securities Receipts" means the amounts of cash received by the Company with respect to Funded Securities net of amounts used or reserved by the Manager to pay expenses related to the acquisition, holding, sale, exchange or other disposition of such Funded Securities.

                  "Net Portfolio Receipts" means the amounts of cash received by the Company with respect to securities included in the Portfolio net of (i) Fund Expenses (including, without limitation, the Management Fee), (ii) amounts used or reserved by the Manager to acquire securities for the Portfolio, including, without limitation, by exercising option, warrant, conversion, exchange, pre-emptive or other purchase rights with respect to securities held by the Company and (iii) amounts distributable to the Class C Member pursuant to
Section 7.6.

                  "Non-Routine Expenses" means any Fund Expenses that are not Routine Expenses.

                  "Offer" has the meaning set forth in Section 11.2.2.

                  "Offered Interest" has the meaning set forth in Section
11.2.1.

                  "Offer Period" has the meaning set forth in Section 11.2.2.

                  "Person" means any individual or Entity.

                  "Portfolio" means the securities listed on the attached
Schedule 1 and any other securities that the Company directly or indirectly acquires in respect of, or in exchange for, such securities, including, without limitation, by reason of (i) any stock dividend, stock split, stock issuance, combination, recapitalization, reclassification, merger, consolidation, conversion or similar transaction, (ii) exercising option, warrant, conversion, exchange, pre-emptive or other purchase rights, or (iii) participating in subsequent financing rounds of Portfolio Companies.

                  "Portfolio Company" means any issuer of any of the securities included in the Portfolio.

                  "Profit" or "Loss" means, for each fiscal year or other accounting period of the Company, an amount equal to the Company's taxable income or loss for such period determined in accordance with Section 703(a) of the Code (for this purpose, all items of income, gain, loss, deduction and expenditure required to be separately stated pursuant to Section 703(a)(1) of the Code shall be included in such taxable income or loss), including each item thereof, computed with the following adjustments:

                           (i) income of the Company that is exempt from
federal income tax and that is not otherwise taken into account in computing Profit or Loss shall be added to such taxable income or loss;

                           (ii) expenditures of the Company that are described
in Section 705(a)(2)(B) of the Code (or that are treated as described in such Section pursuant to Section 1.704-l(b)(2)(iv)(i) of the Treasury Regulations) and that are not otherwise taken into account in computing Profit or Loss shall be subtracted from such taxable income or loss;

                           (iii) any asset that is distributed in kind shall
be treated as having been sold for its fair market value as determined by the Manager in accordance with Sections 1.704-l(b)(2)(iv)(e) and 1.704-l(b)(2)(iv)(f) of the Treasury Regulations;

                           (iv) adjustments to the book values of Company
assets pursuant to Section 1.704-1(b)(2)(iv)(f) of the Treasury Regulations in connection with a contribution to or distribution by the Company shall be treated as gains or losses, as the case may be, from dispositions of those assets in accordance with Section 1.704-l(b)(2)(iv)(f) of the Treasury Regulations;

                           (v) gains, losses and cost recovery deductions with
respect to Company assets that are properly reflected, under Section 1.704-l(b)(2)(iv) of the Treasury Regulations, on the Company's books at values that differ from the Company's tax bases in those properties shall be determined with reference to the book values of those assets in accordance with Sections 1.704-l(b)(2)(iv)(f), 1.704-l(b)(2)(iv)(g) and 1.704-l(b)(4)(i)
of the Treasury Regulations; and

                           (vi) items that are specially allocated pursuant to
Section 6.3 or Section 6.4 shall not be taken into account in computing a Profit or Loss for any year or other period.

                  "Regulatory Allocations" has the meaning set forth in Section 6.4.

                  "Retired Member" has the meaning set forth in Section 12.2.

                  "Retirement Event" means, with respect to any Member, (i) an Event of Bankruptcy with respect to such Member (except CDI), or (ii) the Transfer (or the occurrence of any event which results or will result in the Transfer) by such Member of any interest in the Company in violation of this Agreement.

                  "Routine Expenses" means the following expenses:

                           (i) expenses (including, without limitation, legal,
accounting, filing and other fees) incurred by the Company or the Manager in connection with the formation, dissolution or termination of the Company in an aggregate amount not exceeding (together with the corresponding expenses of Fund B) $50,000;

                           (ii) fees and out-of-pocket costs of evaluating,
negotiating, structuring, documenting and effecting transactions by the Company of up to $5,000 per fee or expense, including finders, placement, brokerage, accounting, legal, investment banking and other fees;

                           (iii) taxes, fees or other governmental charges
levied against the Company or on its income or assets or in connection with its business or operations;

                           (iv) costs of litigation and similar matters of up
to $5,000 per fee or expense (including matters that are the subject of indemnification pursuant to Section 10); and

                           (v) the Management Fee.

                  "Selling Member" has the meaning set forth in Section 11.2.1.

                  "Short Term Investments" means commercial paper, governmental obligations, money market instruments, money market mutual shares, certificates of deposit and other similar obligations and securities in each case of high investment grade quality.

                  "Target Capital Account Balance" means, for any Member as of the close of any fiscal year or other accounting period, the amount which such Member would then be entitled to receive if the Company were to sell its non-cash assets at book value as then determined in accordance with the Treasury Regulations under Section 704(b) of the Code, satisfy its debts and obligations (including, without limitation, the obligation of the Company to pay the Management Fee) in accordance with their terms, and then liquidate in accordance with Sections 7 and 14.

                  "Tax Liability" means, as to any Member as of the close of any fiscal year or other accounting period, (i) the amount of net taxable income and gain of the Company allocated with respect to such Member's interest in the Company (including to predecessor holders) pursuant to Section 6 for periods through and including the close of such fiscal year or other accounting period, multiplied by (ii) the highest combined federal and state rate (taking into account any federal deductibility of state taxes and vice versa, and any applicable capital gain or other preferences) applicable to individual residents of Massachusetts, in the case of allocations to the Class B Member or the Class C Member, or to corporations with principal places of business in Illinois, in the case of the Class A Member, for such fiscal year or other accounting period.

                  "Tax Matters Partner" has the meaning set forth in Section
6.9.

                  "Term" has the meaning set forth in Section 4.

                  "Thresholds" has the meaning set forth in Section 7.1.

                  "Transfer" means (i) when used as a verb, to sell, assign, transfer, bequeath, devise, pledge, encumber or otherwise dispose of, voluntarily, involuntarily or by operation of law, and (ii) when used as a noun, any sale, assignment, transfer, bequest, devise, pledge, encumbrance or other disposition, whether voluntary, involuntary or by operation of law.

                  "Transfer Notice" has the meaning set forth in Section 11.2.1.

                  "Treasury Regulations" means the Income Tax Regulations promulgated from time to time under the Code. References to specific sections of the Treasury Regulations shall be to such sections as amended, supplemented or superseded by Treasury Regulations currently in effect.

                  "Voting Securities" means, with respect to any Entity that is a corporation (or that is managed by one (1) or more Persons having powers similar to those of a corporate board of directors and who are subject to periodic re-election, or removal and replacement, similar to corporate directors), securities of such Entity having the right to vote in an election, or for the removal and replacement, of such Entity's board of directors (or such Persons having similar powers).

                  "Windspeed" has the meaning set forth in the initial paragraph of this Agreement.

                  "Windspeed Team" means Daniel H. Bathon Jr., John W. Bullock and Steven Karlson, the general partners of Windspeed.

         18.      Miscellaneous.

                  18.1 Successors and Assigns. The covenants and agreements contained herein shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors and assigns of the respective parties hereto, and no other Person shall have any rights or benefits hereunder except to the extent expressly provided by applicable law.

                  18.2 Waivers. The failure of any Person to seek redress for violation, or to insist on strict performance, of any covenant or condition of this Agreement shall not (i) prevent a subsequent act which would have constituted a violation from having the effect of an original violation or (ii) excuse strict performance of such covenant or condition in any subsequent case.

                  18.3 Certification. The Manager may cause any or all of the Members' interests in the Company to be evidenced by certificates. Unless certificated pursuant to this Section 18.3, interests in the Company shall not be evidenced by certificates. As a condition to the effectiveness of any Transfer of an interest that has been certificated, the Manager may require the submission to the Company of the certificate(s) evidencing such interest (or an affidavit of loss in such form as the Manager determines to be appropriate).

                  18.4 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Delaware without regard to principles of conflicts of law. In the event of a conflict between any provision of this Agreement and any non-mandatory provision of the Act, the provisions of this Agreement shall control and take precedence.

                  18.5 Separability. Each provision of this Agreement shall be considered separable, and if for any reason any provision or provisions of this Agreement, or the application of such provision to any Person or circumstance, shall be held invalid or unenforceable in any jurisdiction, such provision or provisions shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without invalidating the remaining provisions hereof, or the application of the affected provision to Persons or circumstances other than those to which it was held invalid or unenforceable, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  18.6 Entire Agreement. This Agreement (together with any exhibits, schedules, subscription or other agreements (including the Fund B Agreement) referred to herein, which are hereby incorporated herein by reference) constitutes the entire agreement among the parties governing the relationship established hereby. This Agreement (together with such exhibits, schedules and agreements) supersedes any prior agreement or understanding among the parties and may not be modified or amended in any manner other than as set forth herein or therein.

                  18.7 Section Titles. Section titles are for descriptive purposes only and shall not control or alter the meaning of this Agreement as set forth in the text.

                  18.8 Counterparts. This Agreement may be executed in several counterparts, all of which together shall constitute one agreement binding on all parties hereto notwithstanding that all the parties have not signed the same counterpart.

                  18.9 Pronouns. When used herein, pronouns and variations thereof shall be deemed to refer to the masculine, feminine or neuter or to the singular or plural as the identity of the Person or Persons referenced or the context may require.

                  18.10 No Partition. Except as expressly provided herein, no Member or successor-in-interest to any Member shall have the right while this Agreement remains in effect to have any property of the Company partitioned, or to file a complaint or institute any proceeding at law or in equity to have such property of the Company partitioned, and the Member, on behalf of itself and its successors, representatives, heirs and assigns, hereby waives any such right.

                  18.11 Amendments. In addition to any amendments otherwise permitted by this Agreement, this Agreement may be amended from time to time with the consent of each of the Manager, the Class A Member and the Class B Member; provided, however, that no amendment that would adversely modify the rights, obligations, preferences or privileges of the Class C Member shall be adopted without the approval of the Class C Member.

                  18.12 Notice Addresses. Any notice to a Member shall be delivered in writing at the address of such Member set forth below such Member's name on the signature page hereof (or instrument of adherence hereto) executed by such Member or at such other mailing address of which such Member shall prospectively notify the Manager and the other Members in writing (any such other mailing address shall be duly noted by the Manager in the Company's books and records). Any notice to the Company or the Manager shall be at the principal office of the Company as set forth in Section 3 or at such other mailing address of which the Manager shall prospectively notify the Members in writing.

                  18.13 Notice Deemed Given. Any notice shall be deemed to have been duly given if personally delivered or sent by United States mail or express mail service or by telecopy or telegram confirmed by letter and will be deemed given, unless earlier received, (i) if sent by certified or registered mail, return receipt requested, or by first-class mail, five (5) calendar days after being deposited in the United States mails, postage prepaid, (ii) if sent by United States Express Mail or other express mail service, two (2) calendar days (other than Sundays and federal holidays) after being deposited therein, (iii) if sent by telegram, telecopy or other electronic transmission, on the date sent provided confirmatory notice is sent by first-class mail, postage prepaid, and
(iv) if delivered by hand, on the date of receipt.

                  18.14 Dispute Resolution. In the event of any controversy, dispute or claim under, arising out of or related to this Agreement (including but not limited to claims relating to breach, termination, fraud or misrepresentation, or the invalidity, illegality or voidness of this Agreement) whether based on contract, tort, statute or other legal theory (collectively hereinafter, "disputes"), the parties shall first attempt to resolve the dispute, at the written request of any party to the dispute, through discussions between authorized senior representatives of the parties to the dispute. If, despite the good faith efforts of the parties, the dispute is not resolved by the foregoing discussions within fifteen (15) days, the dispute shall be referred to binding arbitration in Chicago, Illinois pursuant to the commercial arbitration rules then in effect of the American Arbitration Association by a sole arbitrator selected by the parties within fifteen (15) days after written request for arbitration by any party or, in the absence of such selection, to arbitrator(s) selected in accordance with such rules. Any award made pursuant to an arbitration proceeding shall be made within four (4) months of the appointment of the arbitrator and may be entered in any court of competent jurisdiction. The arbitrator shall determine issues of arbitrability but may not limit, expand or otherwise modify the terms of this Agreement. Issues of arbitrability shall be determined in accordance with the federal substantive and procedural laws relating to arbitration.


                  [Remainder of Page Intentionally Left Blank]

                          COUNTERPART SIGNATURE PAGE
                                      TO
                      LIMITED LIABILITY COMPANY AGREEMENT

         By its execution of this signature page, the undersigned does hereby agree to be bound by the provisions of the Limited Liability Company Agreement to which this signature page is appended, a counterpart of which has been furnished to the undersigned, and the undersigned hereby authorizes the Company to append this signature page to a counterpart of the Limited Liability Company Agreement as evidence thereof.


[Signature Block For Individuals]           [Signature Block For Entities]


-----------------------------------         Windspeed Acquisition Fund GP, LLC
(Signature)                                 ----------------------------------
                                            (Name of Entity)


------------------------------------        By: /s/ John W. Bullock
(Printed Name)                                 -------------------------------
                                            Name:  John W. Bullock
                                            Title: Manager


-------------------------------------       52 Waltham St.
(Street Address of Residence)               ----------------------------------
                                            (Street Address of Principal Office)


-------------------------------------       Lexington, MA  02421
(City or Town) (State) (Zip Code)           ----------------------------------
                                            (City or Town) (State) (Zip Code)


-------------------------------------       USA
(Country)                                   ----------------------------------
                                            (Country)

                          COUNTERPART SIGNATURE PAGE
                                      TO
                      LIMITED LIABILITY COMPANY AGREEMENT

         By its execution of this signature page, the undersigned does hereby agree to be bound by the provisions of the Limited Liability Company Agreement to which this signature page is appended, a counterpart of which has been furnished to the undersigned, and the undersigned hereby authorizes the Company to append this signature page to a counterpart of the Limited Liability Company Agreement as evidence thereof.


[Signature Block For Individuals]           [Signature Block For Entities]


----------------------------------          Comdisco Ventures Fund B, LLC
(Signature)                                 ---------------------------------
                                            (Name of Entity)

                                            By: Windspeed Acquisition
                                                Fund GP, LLC


----------------------------------          By: /s/ John W. Bullock
(Printed Name)                                  -----------------------------
                                            Name:  John W. Bullock
                                            Title: Manager


-----------------------------------         52 Waltham St.
(Street Address of Residence)               ----------------------------------
                                            (Street Address of Principal Office)


-----------------------------------         Lexington, MA  02421
(City or Town) (State) (Zip Code)           ----------------------------------
                                            (City or Town) (State) (Zip Code)


-----------------------------------         USA
(Country)                                   ----------------------------------
                                            (Country)

                          COUNTERPART SIGNATURE PAGE
                                      TO
                      LIMITED LIABILITY COMPANY AGREEMENT

         By its execution of this signature page, the undersigned does hereby agree to be bound by the provisions of the Limited Liability Company Agreement to which this signature page is appended, a counterpart of which has been furnished to the undersigned, and the undersigned hereby authorizes the Company to append this signature page to a counterpart of the Limited Liability Company Agreement as evidence thereof.

[Signature Block For Individuals]              [Signature Block For Entities]


---------------------------------              Comdisco, Inc.
(Signature)                                    ------------------------------
                                               (Name of Entity)


---------------------------------              By: /s/ Thomas N. Ahto
(Printed Name)                                     --------------------------
                                               Title: Vice President


---------------------------------              6111 North River Road
(Street Address of Residence)                  ------------------------------
                                               (Street Address of Principal
                                               Office)


----------------------------------             Rosemont, Illinois  60018
(City or Town) (State) (Zip Code)              -------------------------------
                                               (City or Town) (State) (Zip Code)


----------------------------------             USA
(Country)                                      -------------------------------
                                               (Country)